Exhibit 99.2

Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of January 10, 2005 (the “Effective Date”) by and between ACADIA Pharmaceuticals Inc., a Delaware corporation (“ACADIA”), and Sepracor Inc., a Delaware corporation (“Sepracor”).

WHEREAS, concurrently herewith, the parties have entered into a License, Option and Collaboration Agreement (the “Collaboration Agreement”); and

WHEREAS, in connection with, and as a condition of ACADIA and Sepracor entering into, the Collaboration Agreement, ACADIA and Sepracor have agreed to enter into this Agreement pursuant to which ACADIA may issue and sell to Sepracor, and Sepracor shall be obligated to purchase, under the circumstances described herein, up to $20,000,000 of shares of ACADIA’s Common Stock, in two $10,000,000 tranches, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings provided in the Collaboration Agreement. In addition, the following terms shall have the respective meanings set forth below:

1.1 “ACADIA Board” shall have the meaning set forth in Section 4.1.

1.2 “ACADIA Voting Stock” shall mean Common Stock and any preferred stock of ACADIA possessing voting rights and eligible to participate in votes of all of ACADIA’s stockholders pursuant to ACADIA’s Certificate of Incorporation and Delaware law, and includes any options, convertible securities or other rights to acquire such stock.

1.3 “Adjusted Share Amount” shall have the meaning set forth in Section 2.2(b).

1.4 “Common Stock” shall mean ACADIA’s common stock, $0.0001 par value per share.

1.5 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.6 “Fair Market Value” shall have the meaning provided in Section 2.3.

1.7 “First Closing Date” shall mean the third Trading Day following the First Purchase Date.

1.8 “First Purchase Date” shall mean the Effective Date.

1.9 “First Share Amount” shall have the meaning set forth in Section 2.2(a).

1.10 “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.11 “Legal Requirement” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental authority.

1.12 “Material Adverse Effect” shall have the meaning set forth in Section 3.1(j)(ii).

1.13 “Person” shall mean any natural person, corporation, limited liability company, general or limited partnership, limited liability partnership, joint venture, joint stock company, trust, unincorporated organization, association, sole proprietorship, governmental body, or agency or political subdivision of any government.

1.14 “Proprietary Rights” shall have the meaning set forth in Section 3.1(l).

1.15 “Purchase Dates” shall mean the First Purchase Date and the Second Purchase Date and “Purchase Date” shall refer to either the First Purchase Date or the Second Purchase Date, as applicable.

1.16 “Registration Rights Agreement” shall mean the registration rights agreement substantially in the form attached hereto as Exhibit A.

1.17 “SEC” shall mean the United States Securities and Exchange Commission.

1.18 “SEC Filings” shall mean all reports, schedules, forms, statements and other documents filed or required to be filed by ACADIA with the SEC pursuant to the requirements of the Securities Act or the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

1.19 “Second Closing Date” shall mean the third Trading Day following the Second Purchase Date.

1.20 “Second Purchase Date” shall mean the date one year after the Effective Date, unless such date is not a Trading Day in which case the Second Purchase Date shall mean the next Trading Day following the one-year anniversary of the Effective Date.

1.21 “Second Share Amount” shall have the meaning set forth in Section 2.2(b).

1.22 “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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1.23 “Share Cap” shall mean the number of whole Shares equal to 19.99% of the number of shares of Common Stock outstanding as of the Second Purchase Date after giving effect to the Shares to be purchased under Section 2.2(b).

1.24 “Shares” shall mean the shares of Common Stock being purchased under this Agreement.

1.25 “Subsidiary” or “Subsidiaries” of any Person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

1.26 “Trading Day” shall mean any day on which the principal national securities exchange or market on which the Common Stock is listed is open for trading.

1.27 “Transfer Agent” shall mean ACADIA’s transfer agent for Common Stock, Mellon Investor Services, or any successor or replacement transfer agent thereto.

2. PURCHASE AND SALE OF COMMON STOCK

2.1 Purchase and Sale of Common Stock. Upon the terms and subject to the conditions of this Agreement, ACADIA will issue and sell to Sepracor, and Sepracor shall be obligated to purchase from ACADIA, shares of Common Stock for an aggregate purchase price of up to $20,000,000.

2.2 Purchase Price; Number of Shares. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, ACADIA agrees to issue and sell to Sepracor, and Sepracor agrees to purchase from ACADIA:

(a) on the First Purchase Date, that number of whole Shares (the “First Share Amount”) equal to the quotient of (i) $10,000,000 divided by (ii) the product of the Fair Market Value of one share of Common Stock multiplied by 1.4; and

(b) on the Second Purchase Date, that number of whole Shares (the “Second Share Amount”) equal to the quotient of (i) $10,000,000 divided by (ii) the product of the Fair Market Value of one share of Common Stock multiplied by 1.25; provided, however, that if (A) the sum of the Second Share Amount plus the First Share Amount would exceed the Share Cap or (B) ACADIA is required to, but has not, obtained requisite stockholder approval needed to comply with NASDAQ rules or a similar rule for any portion of the Second Share Amount to be sold on the Second Purchase Date, then the number of Shares to be purchased under this Section 2.2(b) shall be adjusted (the “Adjusted Share Amount”). In the case of clause (A) of this paragraph, the Adjusted Share Amount shall be the number of Shares that, when added to the First Share Amount, equals the Share Cap. In the case of clause (B) of this paragraph, the Adjusted Share Amount shall be the number of Shares that ACADIA may sell to Sepracor

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without triggering the required stockholder approval. If Sepracor is required to purchase an Adjusted Share Amount pursuant to this paragraph, then Sepracor shall pay additional consideration to ACADIA equal to the product of (x) the difference of the Second Share Amount less the Adjusted Share Amount multiplied by (y) the product of 0.25 and the Fair Market Value on the Second Purchase Date.

2.3 Fair Market Value. For purposes of this Agreement, the “Fair Market Value” of Common Stock on a Purchase Date shall be as follows:

(a) if shares of Common Stock are then traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, then it shall be deemed to be the average of the closing sales prices for one share of Common Stock on such exchange or market, as the case may be, for the 30 Trading Days immediately preceding the applicable Purchase Date;

(b) if shares of Common Stock are not traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, but are traded in the over-the-counter market, the fair market value of one share of Common Stock shall be deemed to be the average of the closing bid and asked prices reported for the 30 Trading Days immediately preceding the applicable Purchase Date; and

(c) if shares of Common Stock are not traded on any recognized exchange or market, the Fair Market Value of one share of Common Stock shall be determined by ACADIA’s Board of Directors in good faith.

2.4 Closing; Payment; Delivery of Shares. The closing of the First Purchase will occur on the First Closing Date and the closing of the Second Purchase will occur on the Second Closing Date. On or prior to each Closing Date, Sepracor shall pay $10,000,000 (or such lesser incremental amount calculated to avoid payment for a fractional share of Common Stock) to ACADIA by wire transfer in immediately available funds to a bank and account designated in writing by ACADIA. On each Closing Date, ACADIA shall deliver to Sepracor a certificate registered in the name of Sepracor representing the number of Shares applicable for such Purchase Date determined in accordance with this Section 2. No fractional shares or scrip representing fractional shares shall be issued in connection with a purchase under this Agreement.

2.5 Use of Proceeds. ACADIA agrees to use the proceeds from the sale of the Shares for working capital and other general corporate purposes.

2.6 Conditions Precedent to Sepracor Obligations. The obligation of Sepracor to purchase Shares on a Purchase Date shall be subject to the satisfaction of each of the following conditions precedent on or before such Purchase Date.

(a) The representations and warranties made by ACADIA in Section 3.1 hereof shall be true and correct in all material respects on and as of such Purchase Date; provided, however, that solely in connection with the purchase of Shares on the Second Purchase

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Date, ACADIA shall deliver to Sepracor an officer’s certificate updating as of a reasonably recent date prior to the Second Purchase Date the representations and warranties made by ACADIA in Section 3.1(b) hereof, which shall be true and correct in all material respects on and as of the Second Purchase Date.

(b) As of such Purchase Date, the Collaboration Agreement will be in full force and effect, neither party shall have given in good faith notice of termination of the Collaboration Agreement, and no material default by ACADIA shall exist under the Collaboration Agreement.

(c) No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the issuance and sale of the Shares to Sepracor on such Purchase Date that makes consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date illegal.

(d) Sepracor shall have received from outside counsel to ACADIA an opinion substantially in the form attached hereto as Exhibit B.

(e) Any waiting period applicable to the consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date or under the Collaboration Agreement under the HSR Act shall have expired or been terminated.

(f) All authorizations, approvals or permits, if any, of any governmental entity that are required prior to such Purchase Date in connection with the issuance and sale of the Shares to Sepracor on such Purchase Date pursuant to this Agreement shall be duly obtained and effective as of such Purchase Date (other than filings under SEC Regulation D or applicable state securities laws and regulations that may be made after such Purchase Date).

(g) The Registration Rights Agreement is in full force and effect.

2.7 Conditions Precedent to ACADIA Obligations. The obligation of ACADIA to consummate the sale of Shares on a Purchase Date shall be further subject to the satisfaction of each of the following conditions precedent on or before such Purchase Date.

(a) The representations and warranties made by Sepracor in Section 3.2 hereof shall be true and correct on and as of such Purchase Date.

(b) As of such Purchase Date, the Collaboration Agreement will be in full force and effect, neither party shall have given in good faith notice of termination of the Collaboration Agreement, and no material default by Sepracor shall exist under the Collaboration Agreement.

(c) No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date shall have been issued by any court of competent jurisdiction and remain in

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effect, and there shall not be any Legal Requirement enacted or deemed applicable to the issuance and sale of the Shares to Sepracor on such Purchase Date that makes consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date illegal.

(d) Solely with respect to the sale of any portion of the Shares issuable on the Second Purchase Date for which stockholder approval is required in order to comply with NASDAQ Stock Market Marketplace Rules (or similar stockholder voting requirements that may be imposed on ACADIA by any other established stock exchange or national market system on which shares of Common Stock are traded or listed), ACADIA shall have obtained such approval.

(e) Any waiting period applicable to the consummation of the issuance and sale of the Shares to Sepracor on such Purchase Date or under the Collaboration Agreement under the HSR Act shall have expired or been terminated.

(f) All authorizations, approvals or permits, if any, of any governmental entity that are required prior to such Purchase Date in connection with the issuance and sale of the Shares to Sepracor on such Purchase Date shall be duly obtained and effective as of such Purchase Date (other than filings under SEC Regulation D or applicable state securities laws and regulations that may be made after such Purchase Date).

3. REPRESENTATIONS AND WARRANTIES

3.1 Representation and Warranties of ACADIA. ACADIA hereby makes the following representations and warranties to Sepracor:

(a) Organization, Good Standing and Qualification. ACADIA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. ACADIA is duly qualified to transact business as a corporation and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect upon ACADIA’s ability to perform its obligations under this Agreement.

(b) Capitalization. The authorized capital stock of ACADIA, as of December 31, 2004, consists of 75,000,000 shares of Common Stock, of which 16,922,850 shares are issued and outstanding and 5,000,000 shares of blank check Preferred Stock, $0.0001 par value per share, none of which have been designated. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. Options to purchase an aggregate of 1,767,986 shares of Common Stock were outstanding as of December 31, 2004. Except as set forth in the SEC Filings and this Section 3.1(b), there are no outstanding subscriptions, rights (including conversion rights or preemptive rights and rights of first refusal), warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by ACADIA or any Subsidiary of ACADIA relating to or entitling any Person to purchase or otherwise to acquire any shares of the capital stock of ACADIA or any Subsidiary of ACADIA from ACADIA or such Subsidiary.

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(c) Authorization; Due Execution. ACADIA has the requisite corporate power and authority to enter into this Agreement and to perform its obligations under the terms of this Agreement. All corporate action on the part of ACADIA, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. This Agreement has been duly authorized, executed and delivered by ACADIA and, upon due execution and delivery by Sepracor of this Agreement, this Agreement will be a valid and binding agreement of ACADIA, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

(d) Valid Issuance of Stock. The Shares, when issued, sold and delivered in accordance with the terms of Section 2 hereof for the consideration and on the terms and conditions set forth herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of Sepracor in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

(e) No Defaults. There exists no default under the provisions of any instrument or agreement evidencing, governing or otherwise relating to any material indebtedness of ACADIA, or with respect to any other agreement, a default under which could have a material adverse effect upon ACADIA’s ability to perform its obligations under this Agreement.

(f) SEC Filings. ACADIA has timely filed with the SEC all SEC Filings. The SEC Filings were prepared in accordance with and, as of the date on which each such SEC Filing was filed with the SEC, complied in all material respects with the applicable requirements of the Exchange Act. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements that are required to be filed as exhibits to the SEC Filings under Item 601 of Regulation S-K to which ACADIA or any Subsidiary of ACADIA is a party, or the property or assets of ACADIA or any Subsidiary of ACADIA are subject, have been filed as exhibits to the SEC filings.

(g) Financial Statements. The financial statements in the SEC Filings, present fairly in all material respects the financial position, results of operations and cash flows of ACADIA on the basis stated therein at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial data set forth in the SEC Filings that are derived from such financial statements are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of ACADIA.

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(h) Disclosure Controls and Procedures. Except as otherwise set forth in the SEC Filings, ACADIA has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to ACADIA, including any consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities.

(i) Accounting Controls. Except as otherwise set forth in the SEC Filings, ACADIA maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(j) Governmental Consents and Permits.

(i) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of ACADIA is required in connection with the consummation of the transactions contemplated by this Agreement, except for such approvals or consents as may be required under the HSR Act and such other notices required or permitted to be filed with certain state and federal securities commissions after the Effective Date, which notices will be filed on a timely basis.

(ii) ACADIA owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess, obtain or make would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, business prospects, financial position or results of operations of ACADIA and its Subsidiaries, taken as a whole (“Material Adverse Effect”). ACADIA has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect. ACADIA is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where noncompliance would not reasonably be expected to have a Material Adverse Effect.

(k) No Conflict. ACADIA’s execution, delivery and performance of this Agreement does not and will not (i) violate any provision of ACADIA’s Certificate of Incorporation or Bylaws, each as amended to date (copies of which have been filed with

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ACADIA’s SEC Filings), (ii) violate any provision of any order, writ, judgment, injunction, decree, determination or award to which ACADIA is a party or by which it is bound, or, to ACADIA’s knowledge, any law, rule or regulation currently in effect having applicability to ACADIA, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the forfeiture of any rights under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which ACADIA is a party or by which it is bound or to which any of its assets or properties are subject, or (iv) result in the creation of any mortgage, pledge, lien, charge or encumbrance upon any of the properties or assets of ACADIA or the suspension, revocation, impairment, forfeiture or non-renewal of any franchises, permits, licenses or any similar authority necessary for the conduct of ACADIA’s business as now being conducted except where such event described in clause (ii), (iii) or (iv) would not reasonably be expected to have a Material Adverse Effect.

(l) Intellectual Property. ACADIA owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of ACADIA as now conducted and as, on the date hereof, proposed to be conducted (the “Proprietary Rights”), or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of ACADIA as, on the date hereof, proposed to be conducted. ACADIA does not have any knowledge of, and ACADIA has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights except where such conflict or infringement would not reasonably be expected to have a Material Adverse Effect. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to ACADIA’s knowledge, threatened, which involves any Proprietary Rights, nor to ACADIA’s knowledge, is there any reasonable basis therefor, except where such action, suit, arbitration, proceeding or investigation would not reasonably be expected to have a Material Adverse Effect.

(m) Environmental Laws. ACADIA is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws and, (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) Investment Company. ACADIA is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds as described herein will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

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(o) Private Offering. No form of general solicitation or general advertising was used by ACADIA or its representatives in connection with the offer, sale or issuance of the Shares. Based in part upon the representations of Sepracor in this Agreement, no registration of the Shares, pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, will be required by the offer, sale or issuance of the Shares. ACADIA agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Shares or any other securities of ACADIA so as to require the registration of the Shares pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, unless such Shares or other securities are so registered.

(p) Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

(q) NASDAQ National Market. The Common Stock is listed in the NASDAQ National Market, and there are no proceedings to revoke or suspend such listing.

(r) Absence of Litigation. Other than as described in the SEC Filings, there is no action, suit or proceeding or, to ACADIA’s knowledge, any investigation pending or, to ACADIA’s knowledge, threatened by or before any governmental body against ACADIA or any Subsidiary of ACADIA and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, would reasonably be expected to have a Material Adverse Effect. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the right of ACADIA to execute, deliver and perform under the same.

(s) No Material Adverse Change. Since the filing of ACADIA’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, except as described or referred to in the SEC Filings, there has not been any material adverse change in the assets, business, properties, financial condition or results of operations of ACADIA or any Subsidiary of ACADIA.

3.2 Representations and Warranties of Sepracor. Sepracor hereby makes the following representations and warranties to ACADIA:

(a) Authorization; Due Execution. Sepracor has the requisite corporate power and authority to enter into this Agreement and to perform its obligations under the terms of this Agreement. All corporate action on the part of Sepracor, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement have been taken. This Agreement has been duly authorized, executed and delivered by Sepracor, and, upon due execution and delivery by ACADIA, this Agreement will be a valid and binding agreement of Sepracor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

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(b) No Current Ownership in ACADIA. Other than the Shares to be acquired, and the rights provided for, under this Agreement, Sepracor does not own any shares of Common Stock or any rights to acquire Common Stock.

(c) Purchase Entirely for Own Account. This Agreement is made with Sepracor in reliance upon Sepracor’s representation to ACADIA, which by Sepracor’s execution of this Agreement it hereby confirms, that the Shares purchased by Sepracor will be acquired for investment for Sepracor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Sepracor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Sepracor further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third Person, with respect to the Shares, if issued.

(d) Disclosure of Information. Sepracor has received all the information that it has requested and that it considers necessary or appropriate for deciding whether to enter into this Agreement and to acquire the Shares. Sepracor further represents that it has had an opportunity to ask questions and receive answers from ACADIA regarding the terms and conditions of the offering of the Shares.

(e) Investment Experience. Sepracor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. Sepracor also represents it has not been organized solely for the purpose of acquiring the Shares.

(f) Accredited Investor. Sepracor is an “accredited investor” as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the SEC pursuant to the Securities Act.

(g) Restricted Securities. Sepracor understands that: (a) the Shares will not be registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely and that the Sepracor must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (b) each certificate representing the Shares, if issued, will be endorsed with the following legends:

(i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED;

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(ii) Any legend required to be placed thereon under applicable state securities laws; and

(iii) ACADIA will instruct the Transfer Agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement.

4. STANDSTILL AGREEMENT

4.1 Standstill Agreement. Provided that nothing contained herein will prevent or prohibit Sepracor from acquiring ACADIA Voting Stock as expressly contemplated by this Agreement or selling ACADIA Voting Stock, Sepracor will not, directly or indirectly, without the prior consent of a majority of the Board of Directors of ACADIA (the “ACADIA Board”), (i) acquire (or offer or agree to acquire) any ACADIA Voting Stock; (ii) engage or become a participant in any “solicitation” of “proxies” (as such terms are defined in Regulation 14A under the Exchange Act) or consents to vote any ACADIA Voting Stock; or (iii) transfer to any third party (other than to its “affiliates,” “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act), officers, directors or employees and other than pursuant to a proxy solicitation conducted by or on behalf of the ACADIA Board), the right to vote any ACADIA Voting Stock. Sepracor also agrees that it will not advise, assist or encourage any third party to do any of the foregoing. The covenants in this Section 4.1 shall remain in effect until the later of (a) the third anniversary of the Effective Date and (b) the end of the Term.

4.2 Termination of Standstill. Notwithstanding the foregoing, the obligations of Sepracor under this Section 4 shall terminate in the event of (i) any bona fide third party tender or exchange offer for at least [...***...] of the outstanding ACADIA Voting Stock, (ii) it is publicly disclosed that more than [...***...] of the ACADIA Voting Stock then outstanding has been acquired or is proposed to be acquired by any Person or group unaffiliated with Sepracor, (iii) ACADIA enters into any agreement to merge with any Person not affiliated with Sepracor (other than a merger with a Subsidiary of ACADIA), or (iv) ACADIA enters into any agreement to sell all or substantially all of its assets to any Person not affiliated with Sepracor All of the provisions of Section 4 shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the provisions of Section 4 shall have terminated as the result of a tender or exchange offer, such tender or exchange offer (as originally made or as amended or modified) shall have terminated (without closing) prior to the commencement of a tender or exchange offer by Sepracor that would have been permitted to be made pursuant to the first sentence of this Section 4.2 as a result of such third-party tender or exchange offer; (y) any tender or exchange offer by Sepracor (as originally made or as extended or modified) that was permitted to be made pursuant to this Section 4.2 shall have terminated (without closing); or (z) if the provisions of Section 4 shall have terminated as a result of any action by ACADIA referred to in this Section 4.2, ACADIA shall have determined not to take any of such actions (and no such transaction shall have closed) prior to the commencement of a tender or exchange offer by

***	Confidential Treatment Requested

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Sepracor that would have been permitted to be made pursuant to this Section 4.2 as a result of the initial determination of ACADIA referred to in this Section 4.2. Upon reinstatement of the provisions of Section 4, the provisions of this Section 4.2 shall continue to govern in the event that any of the events described in this Section 4.2 shall occur.

5. MISCELLANEOUS

5.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding its conflicts of laws principles.

5.2 Assignment. This Agreement will inure benefit and be binding upon each party, its successors and assigns. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred by either party without the prior written consent of the other party; provided, however, that a party may, without such consent, assign this Agreement and its rights and obligations hereunder in conjunction with a permitted assignment of the Collaboration Agreement made in accordance with Section 15.5 thereof. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any attempted assignment not in accordance with this Section will be void.

5.3 Entire Agreement; Modification. This Agreement is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

5.4 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

5.5 Interpretation.

(a) Captions & Headings. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

(b) Singular & Plural. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

(c) Articles, Sections & Subsections. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such

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article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

(d) Days. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

(e) Ambiguities. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist.

(f) English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language.

5.6 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, three days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Sepracor, notices must be addressed to:

Sepracor Inc.

84 Waterford Drive

Marlborough, MA 01752

Attention: Vice President, Legal Affairs

Telephone: (508) 481-6700

Facsimile: (508) 357-7511

With a required copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attention: Susan W. Murley

Telephone: (617) 526-6000

Facsimile: (617) 526-5000

If to ACADIA, notices must be addressed to:

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ACADIA Pharmaceuticals Inc.

3911 Sorrento Valley Boulevard

San Diego, CA 92121

Attention: General Counsel

Telephone: (858) 558-2871

Facsimile: (858) 558-2872

With a copy to:

Cooley Godward LLP

4401 Eastgate Mall

San Diego, CA 92121

Attention: D. Bradley Peck

Telephone: (858) 550-6000

Facsimile: (858) 550-6420

5.7 Counterparts. The Agreement may be executed in two counterparts, each of which will be deemed an original, but all of which, together with this writing, shall be deemed one and the same instrument.

5.8 Publicity. The parties agree that no public release or announcement concerning this Agreement shall be issued by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any securities exchange or the National Association of Securities Dealers, in which case the party required to make the release or announcement shall use its best efforts to allow the other party reasonable time to comment on such release or announcement, in advance of such issuance.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SEPRACOR INC.		ACADIA PHARMACEUTICALS INC.

By:	/s/ Timothy J. Barberich	By:	/s/ Uli Hacksell
Name:	Timothy J. Barberich	Name:	Uli Hacksell
Title:	Chairman and CEO	Title:	Chief Executive Officer

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